                                                                   EXHIBIT 10.14


                         GENERAL SECURITY AGREEMENT

       THIS SECURITY AGREEMENT ("Agreement"), dated as of March 28, 1997, is made by the undersigned PROFESSIONAL TRANSPORTATION GROUP, LTD., a Georgia corporation, TRUCK/NET, INC., a Georgia corporation, TIMELY TRANSPORTATION, INC., a Georgia corporation, and PTG, INC., a Georgia corporation (hereinafter collectively referred to as "Debtor"), with SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association ("Secured Party").

                                 WITNESSETH:

       FOR VALUE RECEIVED, and in consideration of loans, extensions of credit or other financial accommodations previously, now or hereafter made by Secured Party to Debtor or which are otherwise to the direct interest and benefit of Debtor, Debtor hereby agrees with Secured Party as follows:

           1. SECURITY INTEREST. As security for the full and prompt payment and performance of the Secured Obligations (as hereinafter defined), Debtor hereby grants, bargains, sells, conveys, assigns and sets over to Secured Party, and grants to Secured Party a security interest in, the following property and rights of Debtor:

A.  (Inventory and Documents)   all inventory of Debtor, whether now owned or
                                hereafter acquired by Debtor and wherever located, including, without limitation, all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtor's business and all returned, reclaimed and repossessed goods (collectively, the "Inventory"), together with all documents now or hereafter representing any such Inventory (collectively, the "Documents"), and all proceeds and products of the foregoing.

B.  (Accounts)                  all accounts, contract rights, instruments and
                                chattel paper whether arising from the sale of Inventory or the rendering of services by Debtor or otherwise and whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising and all returned, reclaimed and repossessed goods (collectively, the "Accounts"), together with all books and records relating to such Accounts, and all proceeds of the foregoing.

C.  (Intangibles)               all general intangibles of Debtor, whether now
                                owned or hereafter acquired by Debtor,
                                including, without limitation, any goodwill, choses in action, causes of action, literary rights, rights to performance, confidential information, purchase orders, trade secrets, trademarks, service marks, patents, copyrights, inventions and other proprietary information (collectively, the
                                "Intangibles"), together with all books and records relating to such Intangibles, and all proceeds of the foregoing.

D.  (Equipment)                 all equipment of Debtor, whether now owned or
                                hereafter acquired by Debtor and wherever located, including, without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith (collectively, the
                                "Equipment"), together with all warranties and service contracts relating to such Equipment, and all proceeds of the foregoing. The term
                                "Equipment," as used in this Agreement, also includes fixtures, including leasehold improvements and machinery and appliances which are attached to real property in such a manner as to become fixtures (collectively, the "Fixtures").

(All of the property and rights described in paragraphs A, B, C and D above, as applicable, are sometimes hereinafter collectively referred to as the "Collateral.")

           2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor covenants, represents and warrants to Secured Party that:

           (a) Each entity comprising Debtor is duly organized, existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing in every other state in which the nature of its business or the ownership of its properties makes qualification necessary, and the execution, delivery and performance of this Agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of any law, judgment, order, writ or decree of any court or governmental authority or the terms of Debtor's certificate of incorporation, by-laws or other incorporation papers, or of any agreement or undertaking to which Debtor is a party or by which Debtor or its property is bound.

           (b) Debtor agrees to make all records concerning or constituting the Collateral available to Secured Party, its agents, attorneys and accountants, upon request at any reasonable time and without hindrance or delay, and to allow Secured Party to inspect, audit, check or make copies or extracts of such records.

           (c) Except as otherwise noted in a schedule attached to this Agreement, Debtor is the owner of the Collateral, free and clear of all security interests, liens and encumbrances other than the security interest granted to Secured Party herein, and has the full right and power to transfer the Collateral to Secured Party and to grant to Secured Party a security interest therein. Except as expressly authorized hereunder, Debtor will not sell, transfer, assign or convey any of the Collateral or any interest therein, nor create any other security interest therein, nor permit any financing statement other than that of Secured Party's to be filed in any public office with respect thereto (except as otherwise expressly agreed in writing by Secured Party), nor permit either Debtor's or Secured Party's rights therein to be reached by attachment, levy, garnishment or other judicial process.

           (d) Debtor will pay promptly when due all taxes, charges and assessments upon the Collateral or any part thereof, the use or operation of the Collateral, the proceeds thereof, this Agreement and any note evidencing the Secured Obligations. At its option, Secured Party may discharge any taxes, liens, security interests or other encumbrances or any item levied or placed on the Collateral or any part thereof, but Secured Party shall not be under any duty to exercise any such authority. Debtor agrees to reimburse Secured Party, upon demand, for any payment made by Secured Party pursuant to the foregoing authorization.

           (e) Debtor shall bear the risk of loss of, damage to, or destruction of the Collateral, whether in possession of Debtor, Secured Party or a third party. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if Secured Party takes such action for that purpose as Debtor shall reasonably request in writing, but no omission on the part of Secured Party to take any action, whether or not requested by Debtor, shall of itself be deemed a failure to exercise reasonable care.

           (f) Debtor shall do, make, execute and deliver to Secured Party all such additional acts, things, assignments, assurances, and instruments as Secured Party may require to vest completely in Secured Party its rights hereunder and in or to the Collateral. At the request of Secured Party, Debtor will execute financing statements as provided for under the Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Debtor agrees that a carbon or photostatic copy of this Agreement may be filed as a financing statement in any public office. If certificates of title are now or hereafter issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon at Debtor's expense. Debtor will deliver all instruments, documents and chattel paper which constitute a part of the Collateral to Secured Party upon request, duly endorsed by Debtor to the order of Secured Party or in blank, in each case, in form satisfactory to Secured Party. Secured Party may elect not to perfect its security interest in all or any part of the Collateral without impairing its rights against Debtor or any other party.

           (g) Debtor hereby irrevocably makes, constitutes and appoints Secured Party and any of its officers or designees as Debtor's true and lawful attorney-in-fact with full power and authority to do any and all acts necessary or proper to carry out the intent of this Agreement, including, without limitation, the right, power and authority (i) to receive and give receipt for any amount or amounts due or to become due to Debtor with respect to the Collateral and to endorse and negotiate in the name of Debtor any check or other item issued in payment or on account thereof, and in the name of Secured Party or of Debtor to enforce by suit, compromise, settle, discharge, extend the time of payment, file claims or otherwise participate in bankruptcy proceedings, and deal in and with Collateral and any proceeds thereof; (ii) to open mail addressed to Debtor, remove any Collateral or proceeds of Collateral therefrom, and deliver the remainder of such mail to Debtor; (iii) to do all acts and things deemed by Secured Party to be appropriate to protect, preserve and realize upon the Collateral; and (iv) to obtain, adjust, settle, or cancel any insurance carried with respect to the Collateral and to endorse in Debtor's name and give receipts for checks and drafts issued in payment of losses and as return premiums with respect to any such insurance, but Secured Party shall not be under any duty to exercise any such authority or power or in any way be responsible for collecting or realizing upon the Collateral. Debtor hereby ratifies and confirms all that Secured Party, its officers or designees, shall do as such attorney-in-fact by virtue of the foregoing powers, which powers are coupled with an interest and are irrevocable until this Agreement has been terminated as hereinafter provided. Secured Party shall not be liable for any act or omission which Secured Party, its officers or designees shall take or fail to take pursuant to the foregoing powers.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO INVENTORY. Debtor further agrees with Secured Party as follows:

           (a) Debtor will allow Secured Party and any of its officers, agents, attorneys or accountants to examine or inspect the Inventory wherever located at all reasonable times.

           (b) Debtor will keep the Inventory in good condition and will not waste or destroy any of the same. If Debtor should fail to take appropriate steps, as determined by Secured Party, to maintain the Inventory in good condition, Secured Party, at its option, may take such steps and expend such funds as it deems necessary for the preservation of the Inventory. Debtor agrees to reimburse Secured Party on demand for any sums spent by Secured Party with respect to the maintenance of the Inventory.

           (c) Until the occurrence of an event of default hereunder, Debtor may use the Inventory in any lawful manner consistent with Debtor's customary business, provided that such use is not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon, and Debtor may sell the Inventory in the ordinary course of business. A sale in the ordinary course of business does not include a return to a vendor for credit or other transfer in partial or total satisfaction of a debt. Until the occurrence of event of default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's customary business.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO ACCOUNTS. Debtor hereby further agrees with Secured Party as follows:

           (a) Each Account owing to Debtor, and all names of all account debtors, amounts owing, due dates, and other facts appearing on Debtor's records relating thereto, are true, correct and genuine and are what they purport to be, and each such Account arises out of a bona fide sale of goods or other property sold and delivered to, or out of services rendered by Debtor to, the account debtors so indicated, and the amount of each such debt is unconditionally owed to Debtor by each such account debtor, except for normal cash discounts, and is not subject to any offset, credit, deduction, or counterclaim, and Debtor is the sole owner thereof.

           (b) The address of Debtor's chief executive office and principal place of business is the address shown above Debtor's signature at the end of this Agreement. Debtor agrees not to change the address of Debtor's chief executive office without giving at least fifteen (15) days prior written notice to Secured Party.

           (c) Secured Party shall have the right at any time upon ten (10) days prior notice to Debtor, whether before or after the occurrence of a default hereunder by Debtor, to notify any or all account debtors or obligors on the Accounts to make payment directly to Secured Party, or to make payment to an address (a "lockbox") under the exclusive control of Secured Party. Upon request of Secured Party, Debtor agrees immediately to notify any or all account debtors and obligors to make payment directly to Secured Party or to such lockbox and to place Secured Party's or such lockbox's address on Debtor's invoices and statements as the address to which payment should be made. To the extent Secured Party does not so elect to notify, or does not request Debtor to notify, the account debtor or obligors, Debtor shall continue to collect such Accounts. Debtor agrees not to commingle any proceeds of any of the Accounts with any of Debtor's own funds, goods or property, and at all times to hold such proceeds in trust for Secured Party until delivery thereof is made to Secured Party. Debtor agrees to deliver all proceeds of the Accounts in precisely the form received by Debtor, with the endorsement of Debtor if requested by Secured Party. Secured Party may apply such proceeds to any of the Secured Obligations, whether or not such Secured Obligations have matured by their terms, or Secured Party may, at its option, release such proceeds to Debtor for use in Debtor's business. Secured Party need not apply nor give credit for any item included in such proceeds until Secured Party has received final payment therefor at its offices in cash or cash equivalents acceptable to Secured Party.

           (d) Weekly, monthly, or at such other intervals as Secured Party shall designate, Debtor agrees to deliver to Secured Party lists and agings of all Accounts in such form, and in such detail, as Secured Party shall require, together with copies of invoices, delivery receipts, bills of lading and such other documents in support of or relating to Accounts as Secured Party shall require.

           (e) If any of the Accounts arise out of contracts with the United States or any agency thereof, Debtor agrees to notify Secured Party thereof and to execute such documents as shall be necessary to permit Secured Party to perfect its right to receive payment under the Federal Assignment of Claims Act.

           (f) Debtor will promptly notify Secured Party in writing in the event the account debtor on any Account refuses to accept or returns any goods which are the subject of the Account, and of the bankruptcy, insolvency, or cessation of business of or by any such account debtor, and of any claim asserted against Debtor for credit allowances, adjustments, offsets or counterclaims by any such account debtor;

           (g) Upon request of Secured Party, Debtor will purchase insurance covering the loss of, and cost of reconstruction of, Debtor's records of its Accounts and all books and records relating thereto, such insurance to be issued by an insurer acceptable to Secured Party and to contain such coverage provisions as Secured Party shall request.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO INVENTORY AND EQUIPMENT. Debtor agrees with Secured Party as follows:

           (a) Debtor's Inventory and Equipment, as applicable, are kept or stored only at the address shown above Debtor's signature at the end of this Agreement and at the following addresses:


-------------------------   -------------------------   ------------------------
-------------------------   -------------------------   ------------------------
-------------------------   -------------------------   ------------------------
-------------------------   -------------------------   ------------------------


(Failure to list any address where Inventory or Equipment are kept shall not limit or affect Secured Party's security interest therein.)

Debtor agrees not to keep or store any Inventory or Equipment, as applicable, at any address other than those set forth above without giving at least fifteen
(15) days prior written notice to Secured Party.

           (b) Debtor agrees not to sell or otherwise dispose of any Equipment, as applicable, except worn out or obsolete Equipment which is immediately replaced with other Equipment of equivalent function and of equal or greater value (and if a motor vehicle, upon which the security interest of Secured Party has been properly noted on the certificate of title therefor).

           (c) All Inventory, if applicable, is and will be produced in compliance with the Federal Fair Labor Standards Act.

           (d) Debtor will maintain insurance at all times with respect to all Inventory and/or Equipment, as applicable, against risk of fire (including so-called extended coverage), theft, water damage and such other risks as Secured Party may require from time to time and, in the case of motor vehicles, against risk of collision and vandalism, in such amounts, in such form, for such perils, and written by companies as may be satisfactory to Secured Party. Secured Party shall be named as loss payee under such policies of insurance.

Debtor may furnish such insurance through an existing policy or a policy independently obtained and paid for by Debtor. All policies of insurance shall provide for a minimum of ten (10) days prior written notice to Secured Party before cancellation. At request of Secured Party, Debtor will deliver such policies, or at Secured Party's option, certificates thereof, to Secured Party to be held by it. Debtor hereby assigns all insurance policies at any time covering any Inventory, Equipment, Specific Equipment or Farm Products, as applicable, and all return or unearned premiums thereunder to Secured Party as additional collateral for the Secured Obligations. Secured Party in its discretion may apply any proceeds of such insurance to the payment of the Secured Obligations, whether or not due, in such order of application as Secured Party may elect, or may release such proceeds to Debtor for use in purchasing other Inventory and/or Equipment, as applicable, as a replacement for any loss thereof. In the event Debtor fails to provide any insurance as required herein, Secured Party may, at its option, purchase such insurance or, at Secured Party's option and after ten (10) days' prior written notice to Debtor, Secured Party may purchase insurance covering only Secured Party's interest in the Inventory and/or Equipment, as applicable. Debtor agrees to reimburse Secured Party on demand for the cost of such insurance.

           (e) Upon request of Secured Party at any time, Debtor will deliver to Secured Party lists or copies of all Accounts which are proceeds of Inventory or Equipment, as applicable, promptly after they arise. Unless Secured Party shall have otherwise agreed with Debtor in writing, Debtor will deliver to Secured Party, promptly upon receipt, all proceeds (except goods) of the Inventory or Equipment, as applicable, received by Debtor, including proceeds of such Accounts, in precisely the form received by Debtor, with the endorsement of Debtor if requested by Secured Party. Debtor agrees not to commingle any proceeds of such Collateral with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for Secured Party until delivery thereof is made to Secured Party. To evidence Secured Party's rights hereunder, Debtor will assign or endorse proceeds to Secured Party in such form as Secured Party may request and Secured Party shall have the full power and authority to collect, compromise, endorse, sell or otherwise deal with proceeds in its own name or that of Debtor. Secured Party in its discretion may apply cash proceeds to the payment of any of the Secured Obligations, whether or not due, in the order of application as Secured Party may elect, or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

     6.    WAIVERS OF DEBTOR.  Debtor hereby expressly waives:

           (a)  notice of acceptance of this Agreement;

           (b) notice of the existence or creation of any or all of the Secured Obligations;

           (c) notice of any default, nonpayment, partial payment, presentment, demand and all other notices which Debtor may be entitled to whatsoever;

           (d) any invalidity or disability in whole or in part with respect to any Collateral, at the time of its acceptance or at any other time, as well as with respect to the liability of any Obligor;

           (e) the fact that the Collateral or any part thereof may at any time or from time to time be incorrectly estimated or deteriorate in value for any cause whatsoever;

           (f) all diligence in collection or protection of or realization upon the Collateral, the Secured Obligations, or any part thereof, or any security for any of the foregoing;

           (g) any duty or obligation on the part of Secured Party to ascertain the extent or nature of the Collateral, or any part thereof, or the liability of Obligor, as well as any duty or obligation on the part of Secured Party to take any steps or actions to safeguard, protect, deal with, handle, obtain or convey information with respect to the Collateral or any part thereof; and

           (h) any right to require Secured Party to proceed against any Obligor, if Debtor is not the same as Obligor, as set forth in Section 10-7-24 of the Official Code of Georgia.

DEBTOR HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS DEBTOR MAY HAVE TO NOTICE PRIOR TO THE SEIZURE OF THE COLLATERAL. THIS WAIVER IS GIVEN BY DEBTOR TO SECURED PARTY IN ACCORDANCE WITH SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA IN ORDER TO ELIMINATE THE REQUIREMENT THAT SECURED PARTY FURNISH A BOND SHOULD SECURED PARTY SEEK AN IMMEDIATE WRIT OF POSSESSION.

 /s/ Dennis A. Bakal
--------------------------------------------------------
SIGNATURE ON BEHALF OF DEBTOR

     7. EXPENDITURES. All sums expended by Secured Party for which Debtor is obligated to reimburse Secured Party under this Agreement shall bear interest from the date the expenditure is made until the date paid at the rate provided in any promissory note evidencing the Secured Obligation with respect to which the sum was expended by Secured Party, or if no single such promissory note exists or is identifiable, then at the rate which is two (2) percentage points in excess of the rate of interest per annum announced by Secured Party from time to time as its base rate of interest as of the date such expenditure was made.

     8. DEFAULT. Any or all of the Secured Obligations shall, at the option of Secured Party and notwithstanding the stated maturity date of any instrument evidencing any such Secured Obligations, become immediately due and payable, without notice or demand, except as specifically provided in any such investment, upon the occurrence of any of the following events, each of which shall constitute an event of default hereunder:

           (a) The failure of any Obligor to pay or perform as and when due any of the Secured Obligations;

           (b) The failure of Debtor to pay or perform as and when due any covenant or agreement contained in this Agreement or if any warranty or representation made or any writing furnished to Secured Party by or on behalf of Debtor in or in connection with this Agreement is breached or is false or inaccurate in any material respect when made or furnished;

           (c) Loss, theft, damage, or destruction of any material part of the Collateral, or any levy, seizure, garnishment or attachment thereof or thereon;

           (d) The death of (if an individual), or dissolution of (if a partnership or corporation), insolvency of, general assignment for the benefit of creditors by, filing of a petition under any chapter of the federal bankruptcy code by or against, filing of an application in any court for a receiver for, entry of any judgment against, or issuance of a levy or writ of execution, attachment or garnishment against any of the property of, any Obligor;

           (e) The transfer by any Obligor of all or substantially all of his, her or its assets outside the ordinary course of business, or the waste, loss or dissipation of a substantial part of such person's assets;

           (f) If any Obligor is a partnership, the withdrawal or removal of any general partner of such partnership;

           (g) If any Obligor is a corporation, the transfer, directly or indirectly (including through any voting trust, irrevocable proxy, or the like), of the ownership or power to vote more than fifty percent (50%) of the voting stock of such corporation;

           (h) The occurrence of any default or event authorizing acceleration as provided under any promissory note or other evidence of debt, loan agreement, security agreement, pledge agreement, assignment, mortgage, deed to secure debt, deed of trust, lease agreement or other agreement or contract between any Obligor and Secured Party;

           (i) The financial responsibility of any Obligor becomes impaired at any time in the sole opinion of Secured Party; or

           (j) The determination by Secured Party that it otherwise deems itself to be insecure.

     9. REMEDIES. Upon the occurrence of any event of default set forth in the preceding paragraph 8 and at any time thereafter, Secured Party shall have and be entitled to exercise, from time to time, all the rights and remedies of a secured party under the Uniform Commercial Code, and other applicable law, including, without limitation, the right to take possession of all or any part of the Collateral and, with or without taking possession thereof, to sell the Collateral at one or more public or private sales, at Secured Party's option. At Secured Party's request, Debtor agrees to assemble the Collateral and to make it available to Secured Party at a place to be designated by Secured Party. Debtor waives any notice of sale or other disposition of the Collateral. To the extent that such notice may not be waived under applicable law, Debtor agrees that notice of sale or other disposition of the Collateral hereunder, or any part thereof, shall be sufficient if such notice is provided to Debtor in accordance with the notice provisions set forth in this Agreement at least five (5) calendar days before the time of the sale or disposition. Debtor agrees to pay Secured Party on demand all expenses incurred or paid by Secured Party in protecting or enforcing the Secured Obligations and the rights of Secured Party hereunder, including Secured Party's right to take possession of and sell or dispose of the Collateral, and in repossessing, collecting and storing the Collateral, preparing the Collateral for sale, advertising and conducting such sale, and collecting the proceeds of such sale. The proceeds of any sale or other disposition or collection of the Collateral shall be applied, first, to the payment of all costs and expenses incurred by Secured Party in connection with such sale or other realization including, without limitation, attorneys' fees as specified above and all costs of litigation, and to the repayment of all advances made by Secured Party hereunder for the account of Debtor and the payment of all costs and expenses paid or incurred by Secured Party in connection with this Agreement or in the exercise of any right or remedy hereunder or under applicable law; second, to the payment of the Secured Obligations in such order as Secured Party may elect; and third, to Debtor, or any other person entitled thereto, or as a court of competent jurisdiction may direct. Debtor will remain obligated to pay any deficiency.

     10. SET-OFF RIGHTS. Secured Party shall have the right to set off the Secured Obligations against any indebtedness or liability of Secured Party to Debtor at any time existing. As additional security for the Secured Obligations, Debtor hereby transfers and assigns to Secured Party, and grants to Secured Party a security interest in, all account balances, credits, deposits, and rights of withdrawal of Debtor with Secured Party, whether now owned or hereafter acquired, and whether jointly or severally held, and Debtor agrees that Secured Party shall have a lien upon and security interest in all property of Debtor of every kind now or hereafter in the possession or control of Secured Party for any reason.

     11. NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or three (3) days after being deposited in the United States mail, postage prepaid, certified with return receipt requested, to Debtor if mailed to the address set forth above Debtor's name at the end of this Agreement and to Secured Party at the address set forth in the beginning of this Agreement or at such other address within the continental United States for either party as such party may designate by notice to the other given in accordance with the provisions of this paragraph; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute receipt.

     12. MISCELLANEOUS. (a) At such time as the Secured Obligations are paid and satisfied in full and Secured Party has no other or further obligation, contingent or otherwise, to make any present or future advance of funds or to incur any present or future expense contemplated by the agreements relating to the Secured Obligations, Secured Party will deliver to Debtor a written termination of this Agreement upon written request therefor from Debtor. Prior to such termination this shall be a continuing Agreement in every respect.

           (b) No delay by Secured Party in enforcing its rights hereunder shall prejudice its rights to enforce this Agreement. All rights and remedies under this Agreement, under any other agreement and under applicable law shall be cumulative, and any failure of Secured Party to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time and from time to time thereafter. No waiver by Secured Party shall be effective unless made in writing by a duly authorized officer or agent of Secured Party, and no waiver by Secured Party of any right or remedy shall constitute a waiver of any other or future right or remedy. This Agreement shall inure to the benefit of Secured Party, its successors and assigns, and to any person to whom Secured Party may grant an interest in any of the Secured Obligations, and shall be binding upon Debtor and his, her, its or their respective heirs, executors, administrators, successors and assigns. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

           (c) DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF GEORGIA AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED IN ANY SUCH COURT AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION WILL BE SUFFICIENT IF SERVED ON DEBTOR BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR IN ANY MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR THE COLLATERAL IN THE COURTS OF ANY OTHER JURISDICTION SECURED PARTY DEEMS NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THE OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT OR THE RIGHTS OF SECURED PARTY WITH RESPECT TO THE COLLATERAL.

     13. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

           "Obligor" means and includes Debtor and each other person primarily or secondarily liable to Secured Party for any of the Secured Obligations, together with his, her, its or their heirs, administrators, executors, successors and assigns, including any resulting or surviving corporation following any merger or any other reorganization, and also includes any debtor in possession or similar entity following the filing of a petition for relief by or against Obligor under any chapter of the federal bankruptcy code or in any similar proceeding under state or federal law, and also includes any proprietorship, partnership, corporation, trust, or other entity resulting from or arising out of the dissolution, liquidation or change in form of business organization by Obligor or following any change of name or domicile by Obligor.

           "Secured Obligations" means all debts and other obligations now owed by Debtor to Secured Party, all debts and other obligations owed by Debtor to Secured Party in the future, all extensions and renewals of any such debts or obligations, and all interest and other lawful fees and charges on any or all such debts and obligations, including, without limitation, late charges, penalty interest, premiums and costs of collection (including attorneys' fees) for which Debtor has agreed to pay or reimburse Secured Party, or for which Debtor is obligated to pay Secured Party under applicable law, together with each and every promissory note, guaranty, or other instrument or writing now or hereafter evidencing the obligation of Debtor to pay any such debt, the interest thereon or such other charges; whether such debts or other obligations are now foreseen or unforeseen; whether now due or to become due in the future; whether arising from contract, tort or otherwise; whether arising from an original obligation of Debtor to Secured Party or from an obligation of Debtor which was purchased by Secured Party, whether from time to time increased, reduced or entirely extinguished and then reincurred; whether direct or indirect, absolute or contingent, liquidated or unliquidated, secured or unsecured; whether otherwise guaranteed or not; and whether arising out of one or more loans or other extension of credit from, or line of credit with, or the issuance of one or more letters of credit by, or the acceptance of one or more bankers' acceptances by, or the lease of personal property from, or the furnishing of other financial accommodation by Secured Party, or otherwise.
The Secured Obligations include, without limitation, interest, fees and other charges on any debt or obligation of Debtor to Secured Party accruing after the filing of a petition under any chapter of the federal bankruptcy code by or against Debtor and any loans or other credit or financial accommodations extended to Debtor after the filing of any such petition. The Secured Obligations shall also include, without limitation, any amounts which Debtor may be obligated to pay Secured Party under this Agreement and all costs and expenses incurred by Secured Party in connection with the collection and realization upon the Collateral and enforcement of its rights hereunder, including without limitation, court costs, litigation expenses and attorneys' fees in an amount equal to fifteen percent (15%) of the unpaid balance of the Secured Obligations if referred to an attorney for collection.

       All terms used in this Agreement which are not expressly defined herein shall have the meaning, if any, ascribed to them in Article 9 of the Uniform Commercial Code.

     14. TIME OF ESSENCE. Time is of the essence of every provision of this Agreement.

     IN WITNESS WHEREOF, each Debtor has executed this Agreement under seal, or has caused this Agreement to be executed by its duly authorized agent and its seal to be affixed hereto, as of the date set forth above.



ADDRESS OF                   5025 DERRICK JONES ROAD
DEBTOR:                      SUITE 120
                             ATLANTA, GEORGIA 30349
                             DEBTOR:

                             PROFESSIONAL TRANSPORTATION GROUP, LTD., A GEORGIA CORPORATION
                             By: /s/ Dennis A. Bakal
                                -----------------------------------
                                 Dennis A. Bakal, President

[CORPORATE SEAL]


                             TRUCK/NET, INC., A GEORGIA CORPORATION


                             By: /s/ Dennis A. Bakal
                                ----------------------------------
                                 Dennis A. Bakal, President

[CORPORATE SEAL]


                             TIMELY TRANSPORTATION, INC., A GEORGIA CORPORATION


                             By: /s/ Dennis A. Bakal
                                ----------------------------------
                                 Dennis A. Bakal, President


[CORPORATE SEAL]

                             PTG, INC., A GEORGIA CORPORATION

                             By: /s/ Dennis A. Bakal
                                -----------------------------------
                                 Dennis A. Bakal, President

[CORPORATE SEAL]

                                                                  EXHIBIT 10.14E

                           EXISTING LIEN SCHEDULE


   All liens reflected as of March 28, 1997 on the Uniform Commercial Code Records maintained by (a) the Clerk of Superior Court of Cobb County, Georgia,
(b) the Clerk of Superior Court of Fulton County, Georgia, and (c) the Central Index maintained by the Georgia Superior Court Clerks' Cooperative Authority.

                                 EXHIBIT "A"

Debtor:         PROFESSIONAL TRANSPORTATION GROUP, LTD., a Georgia corporation

Secured Party:  SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association

  A.                          all inventory of Debtor, whether now owned or hereafter acquired by Debtor and wherever located,
 (Inventory and               including, without limitation, all goods, merchandise, raw materials, work in process, finished
 Documents)                   goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtor's business and all returned, reclaimed and repossessed goods (collectively, the "Inventory"), together with all documents now or hereafter representing any such Inventory (collectively, the "Documents"), and all proceeds and products of  the foregoing.

  B.                          all accounts, contract rights, instruments and chattel paper  whether arising from the
 (Accounts)                   sale of Inventory or the rendering of services by Debtor or otherwise and whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising and all returned, reclaimed and repossessed goods (collectively, the "Accounts"), together with all books and records relating to such Accounts, and all proceeds of the foregoing.

  C.                          all general intangibles of Debtor, whether now owned or hereafter acquired by Debtor,
 (Intangibles)                including, without limitation, any goodwill, choses in action, causes of action, literary rights, rights to performance, confidential information, purchase orders, trade secrets, trademarks, service marks, patents, copyrights, inventions and other proprietary information (collectively, the "Intangibles"), together with all books and records relating to such Intangibles, and all proceeds of the foregoing.

  D.                          all equipment of Debtor, whether now owned or hereafter acquired by Debtor and wherever
 (Equipment)                  located, including, without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith (collectively, the "Equipment"), together with all warranties and service contracts relating to such
                              Equipment, and all proceeds of the foregoing.   The term "Equipment," as used in this
                              Agreement, also includes fixtures, including leasehold improvements and machinery and appliances which are attached to real property in such a manner as to become fixtures
                              (collectively, the "Fixtures").

                                 EXHIBIT "A"

Debtor:         TRUCK/NET, INC., a Georgia corporation

Secured Party:  SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association

  A.                          all inventory of Debtor, whether now owned or hereafter acquired by Debtor and wherever
 (Inventory and               located, including,without limitation, all goods, merchandise, raw materials, work in process,
 Documents)                   finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtor's business and all returned, reclaimed and repossessed goods (collectively, the "Inventory"), together with  all documents now or hereafter representing any such Inventory (collectively, the "Documents"), and all proceeds and products of the foregoing.

  B.                          all accounts, contract rights, instruments and chattel paper whether arising from the
 (Accounts)                   sale of Inventory or the rendering of services by Debtor or otherwise and whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising and all returned, reclaimed and repossessed goods (collectively, the "Accounts"), together with all books and records relating to such Accounts, and all proceeds of the foregoing.

   C.                         all general intangibles of Debtor, whether now owned or hereafter acquired by Debtor,
 (Intangibles)                including, without limitation, any goodwill, choses in action, causes of action, literary rights, rights to performance, confidential information, purchase orders, trade  secrets, trademarks, service marks, patents, copyrights, inventions and other proprietary information
                              (collectively, the "Intangibles"), together with all books and records relating to such
                              Intangibles, and all proceeds of the foregoing.

  D.                          all equipment of Debtor, whether now owned or hereafter acquired by Debtor and wherever located,
 (Equipment)                  including, without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all repalcements thereof and substitutes therefore, and all accessories, additions, attachments and other goods now or hereafter installed or affixed thereto or used in connection therewith (collectively, the "Equipment"), together with all warranties and service contracts relating to such Equipment, and all proceeds of the foregoing.  The term
                              "Equipment ," as used in this  Agreement, also includes fixtures, including leasehold improvements and machinery and appliances which are attached to real property in such a manner as to become fixtures (collectively, the "Fixtures").


                                 EXHIBIT "A"

Debtor:         TIMELY TRANSPORTATION, INC., a Georgia corporation

Secured Party:  SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association

  A.                        all inventory of Debtor, whether now owned or hereafter acquired by Debtor and wherever
 (Inventory and             located, including, without limitation, all goods, merchandise, raw materials, work in
 Documents)                 process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtor's business and all returned, reclaimed and repossessed goods (collectively, the "Inventory"), together with all documents now or hereafter representing any such Inventory (collectively, the
                            "Documents"), and all proceeds and products of the foregoing.

  B.                        all accounts, contract rights, instruments and chattel paper whether arising from the sale
 (Accounts)                 of Inventory or the rendering of services by Debtor or otherwise and whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising and all returned, reclaimed and repossessed goods (collectively, the "Accounts"), together with all books and records relating to such Accounts, and all proceeds of the foregoing.

  C.                        all general intangibles of Debtor, whether now owned or hereafter acquired by Debtor,
 (Intangibles)              including, without limitation, any goodwill, choses in action, causes of action, literary rights, rights to performance, confidential information, purchase orders, trade secrets, trademarks, service marks, patents, copyrights, inventions and other proprietary information (collectively, the "Intangibles"), together with all books and records relating to such Intangibles, and all proceeds of the foregoing.

  D.                        all equipment of Debtor, whether now owned or hereafter acquired by Debtor and wherever
 (Equipment)                located, including, without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith (collectively, the
                            "Equipment"), together with all warranties and service contracts relating to such
                            Equipment, and all proceeds of the foregoing.  The term  "Equipment,"  as used in this
                            Agreement, also includes fixtures, including leasehold improvements and machinery and appliances which are attached to real property in such a manner as to become fixtures
                            (collectively, the "Fixtures").

                                  EXHIBIT "A"

Debtor:         PTG, INC., a Georgia corporation

Secured Party:  SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association

  A.                         all inventory of Debtor, whether now owned or hereafter acquired by Debtor and wherever
 (Inventory and              located, including, without limitation, all goods, merchandise, raw materials, work in
 Documents)                  process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtor's business and all returned, reclaimed and repossessed goods (collectively, the "Inventory"), together with all documents now  or hereafter representing any  such Inventory (collectively, the
                             "Documents"), and all proceeds and products of the foregoing.

  B.                         all accounts, contract rights, instruments and chattel paper whether arising from the sale of
 (Accounts)                  Inventory or the rendering of services by Debtor or otherwise and whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising and all returned,  reclaimed and repossessed goods (collectively, the "Accounts"), together with  all books and records relating to such Accounts, and all proceeds of the foregoing.

  C.                         all general intangibles of Debtor, whether now owned or hereafter acquired by Debtor,
 (Intangibles)               including, without limitation, any goodwill, choses in action, causes of action, literary rights, rights to performance, confidential information, purchase orders, trade secrets, trademarks, service marks, patents, copyrights, inventions and other proprietary information
                             (collectively, the "Intangibles"), together with all books and records relating to such
                             Intangibles, and all proceeds of the foregoing.

  D.                         all equipment of Debtor, whether now owned or hereafter acquired by Debtor and wherever located,
 (Equipment)                 including, without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in  or affixed thereto or used in connection therewith (collectively, the "Equipment"), together with all warranties and service contracts relating to such Equipment, and all proceeds of the
                             foregoing.   The term "Equipment," as used in this Agreement, also includes fixtures, including leasehold improvements and machinery and appliances which are attached to real property in such a manner as to become fixtures (collectively, the "Fixtures").